EXHIBIT 31.2

PRINCIPAL FINANCIAL OFFICER CERTIFICATION

PURSUANT TO SECTION 302 OF

THE SARBANES-OXLEY ACT OF 2002

I, Joseph M. Paiva, certify that:

1. I have reviewed this Annual Report on Form 10-K/A of Orthovita, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 20, 2006

/s/ Joseph M. Paiva
Joseph M. Paiva
Chief Financial Officer